UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 17, 2006

                            DYNCORP INTERNATIONAL LLC
               (Exact name of registrant as specified in charter)

          DELAWARE                       333-127343              52-2287126
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

8445 FREEPORT PARKWAY, SUITE 400, IRVING, TEXAS                        75063
   (Address of principal executive offices)                          (Zip code)

       Registrant's telephone number, including area code: (817) 224-1460


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          On July 17, 2006, DynCorp International Inc., (the "DI Inc.") the parent of DynCorp International LLC (the "Company") announced that Stephen J. Cannon, President, Chief Executive Officer and director, resigned from DI Inc. and its affiliated entities including the Company, effective July 17, 2006. DI Inc. also announced that Herbert J. Lanese, a member of DI Inc.'s board of directors (the "Board"), former chairman of the compensation committee and a member of the audit committee replaced Mr. Cannon as President and Chief Executive Officer. Mr. Lanese has resigned from the compensation committee of the Board but will continue to serve as a member of the Board and as a member of the audit committee of the Board.

          Mr. Lanese will receive an annual base salary of $800,000 and will be entitled to a target bonus of up to $1,000,000 per year, based on the achievement of performance targets established by the compensation committee of the Board. Mr. Lanese will also be granted an indirect equity interest in the Company through the issuance of a 1.6% Class B interest in DIV Holding LLC, the Company's indirect parent. Mr. Lanese's employment agreement in his new capacity as President and Chief Executive Officer has not yet been finalized.

          The audit committee of the Board currently has three members, Charles S Ream, Admiral Leighton W. Smith, Jr. and Mr. Lanese. The NYSE rules permit a company listing on the NYSE in connection with its initial public offering to have only one member of the audit committee comply with the independence requirements on the date of listing, provided that a majority of the members satisfy the requirements within 90 days after listing and all of the members satisfy the requirements within one year after listing. DI Inc.'s Board has determined that Messrs. Ream and Smith satisfy the independence requirements for service on the audit committee and one additional independent director will join the audit committee prior to the end of the one year phase-in period referenced above.

          A copy of the press release announcing the retirement of Mr. Cannon and the appointment of Mr. Lanese is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

          Exhibit 99.1 Press Release dated July 17, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DynCorp International Inc.

Date:  July 17, 2006           /s/ Michael J. Thorne
                               ----------------------------------
                               Michael J. Thorne
                               Senior Vice President and Chief Financial Officer
                               and Treasure (Principal Financial Officer)